Exhibit 10.36

GRUPO TMM, S.A.

10 ½% Senior Secured Notes due 2007

PURCHASE AGREEMENT

July 29, 2004

TO THE PURCHASERS WHOSE NAMES
APPEAR ON THE SIGNATURE PAGES
AT END HEREOF

Ladies and Gentlemen:

Grupo TMM, S.A., a sociedad anónima organized under the laws of the United Mexican States (the “Company”), proposes, upon the terms and conditions set forth herein, to issue and sell, severally and not jointly, to each of the purchasers whose names appear on the signature pages at the end hereof (each, a “Purchaser”, and collectively, the “Purchasers”), its 10½% Senior Secured Notes due 2007 (the “Notes”) in the Aggregate Principal Amount (as defined below).

Each of the Purchasers, by their execution hereof, severally and not jointly, agrees to purchase its respective Purchaser’s Percentage (as defined below) of the Notes, for the Purchaser’s Percentage of the Purchase Price (as defined below).  The aggregate purchase price (“Purchase Price”) shall be the amount required by the Company to fund the Use of Proceeds (as defined below) (such amount, the “Drawn-Down Amount”), provided such amount shall not exceed the sum of U.S. $25,000,000 (the “Commitment Amount”).

The aggregate principal amount (“Aggregate Principal Amount”) of the Notes to be issued and sold and purchased hereunder shall be an amount equal to the Drawn-Down Amount,  multiplied by a fraction, the numerator of which is the “Weighted Exchange Rate” specified for the Closing Date in Exhibit C annexed hereto, and the denominator of which is 100.

The Notes will be unconditionally guaranteed on a senior secured basis (the “Guarantees”, and together with the Notes, the “Securities”) by each of the Subsidiary Guarantors listed on the signature pages hereof (collectively, the “Subsidiary Guarantors”, and together with Company, the “Issuers”).  The Securities are to be issued pursuant to an Indenture (the “Indenture”) to be dated as of the Closing Date, among the Issuers and The Bank of New York, as trustee (the “Trustee”).  The Securities to be issued hereunder will be of the same class, and will be issued pursuant to the same Indenture, as the 10½% Senior Secured Notes due 2007 to be issued by the Company pursuant to the Voting Agreement and the Exchange Offer as described in the Restructuring Registration Statement (as such terms are defined below) (the

“Exchange Securities”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Restructuring Registration Statement.

The obligations of the Issuers under the Securities will be secured on a senior basis pursuant to the security documents and agreements set forth on Schedule II hereto (collectively, the “Security Documents”) that will provide for the grant of security interests (the “Security Interests”) in certain assets of the Issuers described in the Security Documents (the “Collateral”) to the Collateral Agent (as defined in the Security Documents) and the Trustee for the benefit of the holders of the Securities and the Exchange Securities.

This Agreement, the Indenture, the Security Documents, the Notes, the Guarantees, and the Registration Rights Agreement (as defined below) are referred to in this Agreement, collectively, as the “Operative Documents.” The Restructuring (as defined below) collectively with each of the transactions contemplated by the Operative Documents are referred to in this Agreement, collectively, as the “Transactions.”

The Company has commenced an exchange offer and consent solicitation pursuant to which it is offering to exchange Notes for its outstanding 9½% Notes due 2003 and its outstanding 10¼% Senior Notes due 2006 (the “Exchange Offer”).  In connection with the Exchange Offer, certain holders of 2003 Notes and 2006 Notes (the “Supporting Noteholders”), including the Purchasers, have entered into a Voting Agreement, dated as of December 9, 2003, as amended (the “Voting Agreement”), with the Company, pursuant to which they have agreed to exchange their 2003 Notes and/or 2006 Notes for the Exchange Securities.  In connection with the Exchange Offer, the Company has filed with the Commission under the Securities Act its Registration Statement No. 333-112242, which Registration Statement, as supplemented and amended, was declared effective by the Commission on June 23, 2004.  Such Registration Statement, as supplemented and amended from time to time, is referred to in this Agreement as the “Restructuring Registration Statement,” and the transactions described therein are referred to in this Agreement as the “Restructuring.”

The Company desires to consummate the Restructuring pursuant to the Exchange Offer, and not to proceed with the Bankruptcy Plan (as defined in the Voting Agreement).

Proceeds from the issuance and sale of the Notes hereunder will be utilized (i) to retire all of the outstanding 2003 Notes that have not been tendered and accepted in the Exchange Offer, including accrued interest thereon; (ii) at the option of the Company, to fully defease outstanding 2006 Notes that are not tendered and accepted in the Exchange Offer or, if the Company does not so elect, to cure all outstanding payment defaults under the 2006 Notes; (iii) to pay the fees and expenses of the Company in connection with the Exchange Offer and the transactions contemplated by this Agreement as set forth in Exhibit B attached hereto, subject to reasonable adjustments between the date of this Agreement and the Closing Date; and (iv) if required, to make payments under Section 25 below (collectively, the “Use of Proceeds”).  Not later than two (2) Business Days prior to the Closing Date, the Company shall deliver a schedule to the Purchasers specifying the final Use of Proceeds (the “Use of Proceeds Schedule”) and the amount that will be the Drawn-Down Amount.

This is to confirm the agreement concerning the purchase of the Securities from the Company by each Purchaser.

1.                                      Restricted Legend; Registration Rights

The Securities will be offered and sold to each Purchaser without registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(2) under the Securities Act.

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) will bear the following legend along with such other legends as required by the Indenture:

“THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.”

Each Holder (including subsequent transferees) will have the registration rights set forth in the Registration Rights Agreement to be dated the Closing Date by the Issuers in favor of certain Holders (the “Registration Rights Agreement”) in the form attached hereto as Exhibit D.  Pursuant to the Registration Rights Agreement, the Issuers will agree to file with the Commission under the Securities Act a shelf registration statement (the “Resale Registration Statement”) relating to the resale of Registrable Notes (as defined in the Registration Rights Agreement) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act by certain holders of the Securities and to use their best efforts to cause such Registration Statement to be declared effective as set forth in the Registration Rights Agreement. Each Holder further understands and acknowledges that the Securities may not be publicly offered or sold in Mexico.

2.                                      Representations, Warranties and Agreements of the Issuers.

The Issuers, jointly and severally, represent, warrant and agree that:

(a)                                  When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as any securities that are listed on a national securities exchange registered under Section 6 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or that are quoted in a United States automated inter-dealer quotation system.

(b)                                 None of the Issuers are, or after giving effect to the offering and sale of the Securities and the application of the proceeds of the Notes in accordance with the Use of Proceeds Schedule, will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).

(c)                                  The Company has been duly organized as a sociedad anónima and is validly existing under the laws of the United Mexican States, has the power and authority to own its properties and conduct its business as currently being conducted, and is qualified as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the assets, liabilities, rights, obligations, properties, prospects, condition (financial or otherwise), results of operations, operations or business of the Company and the Subsidiary Guarantors, taken as a whole (a “Material Adverse Effect”).

(d)                                 Each of the Subsidiary Guarantors has been duly organized and is validly existing under the laws of its jurisdiction of organization, has the power and authority to own its properties and conduct its business as currently being conducted, and each Subsidiary Guarantor is qualified as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

(e)                                  The Indenture has been duly and validly authorized by each of the Issuers.  Assuming due authorization, execution and delivery by the Trustee, the Indenture, upon its execution and delivery, will constitute the valid and binding agreement of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.  The Indenture has been qualified under the U.S. Trust Indenture Act of 1939, as amended (the “1939 Act”), and, on the Closing Date, the Indenture will conform in all material respects to the requirements of the 1939 Act and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) thereunder.

(f)                                    The Security Documents have been duly and validly authorized by each of the Issuers.  Assuming due authorization, execution and delivery by each of the other parties thereto, the Security Documents, upon their execution and delivery, will constitute the valid and binding agreements of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(g)                                 The Notes have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to each of the Purchasers against payment therefor in accordance with the terms hereof, will be in the form contemplated by the Indenture and will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(h)                                 The Guarantees have been duly and validly authorized by each of the Subsidiary Guarantors and, when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture, upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to each of the Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

(i)                                     This Agreement has been duly authorized by each of the Issuers, and when executed and delivered by the Issuers in accordance with the terms thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by each of the Purchasers party hereto) will be the legally valid and binding obligation of each of the Issuers, enforceable against the Issuers in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, as to rights of indemnification and contribution, by federal and state securities laws and principles of public policy.

(j)                                     The Registration Rights Agreement has been duly authorized by each of the Issuers, and when executed and delivered by the Issuers in accordance with the terms thereof, will be validly executed and delivered and will be the legally valid and binding obligation of each of the Issuers, enforceable against the Issuers in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, as to rights of indemnification and contribution, by federal and state securities laws and principles of public policy.

(k)                                  The issuance and sale of the Securities on the Closing Date, the compliance by the Company with all of the provisions of the Securities, the execution, delivery and performance of this Agreement and each of the other Operative Documents by each of the Issuers (to the extent a party thereto) and the consummation of the transactions contemplated hereby and by each of the foregoing documents (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Issuers are a party or by which any of the Issuers are bound or to which any of the property or assets of the Issuers are subject, (ii) will not result in any violation of the provisions of the by-laws or other organizational documents of any of the Issuers and (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Issuers or any of their respective properties or assets, except, with respect to clauses (i) and (iii), where such conflict, breach or violation would not, individually or in the aggregate, have a Material Adverse Effect.  No consent, approval, authorization or order of, or filing, registration or qualification with, any such court or governmental agency or body is required for the issue and sale of the Securities, or the execution, delivery and performance of any of the other Operative Documents by each of the Issuers (to the extent a party thereto) and the consummation of the transactions contemplated hereby and by each of the foregoing documents, except for (i) the filing of a Registration Statement by the Issuers with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement and the order by the Commission in declaring such Registration Statement effective, (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities by each of Purchasers in the manner contemplated hereby, (iii) the registration in the Special Section of the National Securities Registry, which has been completed, and (iv) as provided in paragraph (u) below.

(l)                                     Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between any of the Issuers, on the one hand, and any Person, on the other hand, granting such Person the right to require any of the Issuers, as the case may be, to file a registration statement under the Securities Act with respect to any securities of any of the Issuers owned or to be owned by such Person or to require any of the Issuers to include such securities in the securities registered pursuant to the Resale Registration Statement or in any securities being registered pursuant to any other registration statement filed by any of the Issuers under the Securities Act.

(m)                               Other than pursuant to (i) the Exchange Offer, (ii) the letter agreement dated July 28, 2004 among the Company, J.B. Hunt Transport, Inc. L.A., Inc., TMM Logistics, S.A. de C.V., and Comercializadora Internacional de Carga, S.A. de C.V., (iii) the Senior Exchangeable Promissory Notes, dated July 29, 2004, issued to Miller Buckfire Lewis Ying & Company, LLC, and Elek Moreno-Valle Associados, and (iv) the arrangement and understanding between the Company and Promotoria Servia, S.A. de C.V. as disclosed in the Restructuring Registration Statement, during the six-month period preceding the Closing Date, none of the Issuers has offered or sold to any person any Notes or any securities of the same or a similar class as the Notes, other than Notes offered or sold to the Purchasers hereunder.  The Issuers will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Issuers, within six months subsequent to the date on which the distribution of the Securities has been completed, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act.

(n)                                 Neither the Issuers nor any of the other Subsidiaries (as defined in the Indenture) has sustained, since the date of the latest audited financial statements, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Company’s filings and submissions with the Commission under the Exchange Act and the Securities Act or that would result in a Material Adverse Effect; and, since such date, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, liabilities, rights, obligations, properties, prospects, condition (financial or otherwise), results of operations, operations or business of the Issuers and their Subsidiaries, taken as a whole, otherwise than as set forth in or contemplated by the Company’s filings and submissions with the Commission under the Exchange Act or the Securities Act.

(o)                                 The Company has made available to Purchaser’s copies of its audited financial statements as at December 31, 2002 and 2003 and for the three years ended December 31, 2003 (including the related notes and supporting schedules, if any) (the

“Financial Statements”).  The Financial Statements present fairly the financial condition and results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements under the Securities Act and have been prepared in conformity with international accounting standards (“IAS”) applied on a consistent basis throughout the periods involved.

(p)                                 PricewaterhouseCoopers LLP, who have certified the Financial Statements of the Issuers, are independent public accountants as required by the Exchange Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”) and were independent accountants as required by the Exchange Act and the Rules and Regulations during the periods covered by the Financial Statements.

(q)                                 Neither the Issuers nor any of the other Subsidiaries has violated any foreign, Federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect, in each case, that has not been disclosed in the Company’s filings and submissions under the Exchange Act or the Securities Act.

(r)                                    Each of the Issuers and the other Subsidiaries has such permits, licenses, franchises, consents, exemptions and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, that has not been disclosed in the Company’s filings and submissions under the Exchange Act or the Securities Act.  Each of the Issuers and their Subsidiaries is in compliance with all the terms and conditions of each such Authorization and with the rules and regulations of the authorities, self-regulatory organizations, governing bodies, courts and other tribunals having jurisdiction with respect thereto, except where the failure to be in compliance has not had and would not reasonably be expected to have a Material Adverse Effect.

(s)                                  There are no actions, suits, claims, proceedings or, to the Issuers’ knowledge, investigations pending or, to their knowledge, threatened, against any of them or any of their direct or indirect subsidiaries or any of its current or former directors or officers that would reasonably be expected to have (i) a Material Adverse Effect that has not been disclosed in or contemplated by the Company’s filings and submissions with the Commission under the Exchange Act or the Securities Act or disclosed in writing to the Purchasers prior to the date hereof or (ii) a material adverse effect on the Transactions.

(t)                                    Except (i) as disclosed in or contemplated by the Financial Statements or the Company’s filings and submissions with the Commission under the Exchange Act or the Securities Act, or (ii) as arise in connection with or as a result of the transactions contemplated by this Agreement or are related to the performance by the Issuers of any of their respective obligations under this Agreement, the Issuers do not have any liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(u)   Upon the (i) execution and delivery of each of the Security Documents, (ii) transfer and delivery to the trustee (as defined in the applicable Security Document) of each of the documents and certificates specified in each such Security Document, and (iii) filing and recordation of the Security Documents in the corresponding Public Registries in Mexico as contemplated by each respective Security Document, the Collateral Agent will have a valid, duly perfected, first priority security interest in all of the Collateral listed in the Security Documents, subject to any Existing Restrictions (as defined in the applicable Security Document), as security for the obligations of the Issuers under the Indenture, the Securities and the Security Agreements.

(v)   Upon the Closing Date, each of the Security Documents will be effective to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a legal, valid and enforceable Security Interest in the Collateral described therein and proceeds and products thereof.  In the case of the shares representing Collateral (as defined in the applicable Security Document) when any stock or other ownership certificates representing such shares are delivered to the trustee (as defined in the applicable Security Document), the Security Documents shall constitute perfected liens on, and Security Interests in, all right, title and interest of the Issuers in such Collateral and the proceeds and the products thereof, as security for the obligations of the Issuers under the Indenture, the Securities and the Security Agreements, in each case prior and superior in right to any other Person (except Existing Restrictions).

 (w)                            Under current Mexican law, no stamp tax and no capital gains, income, withholding or other taxes are payable by or on behalf of any of the Purchasers to Mexico or any political subdivision or taxing authority of or in Mexico in connection with the offering and sale of the Securities outside of Mexico by the Purchasers.  Under current Mexican law, all payments of principal, premium, if any, interest and other amounts in respect of the Securities made to foreign holders of Securities that are not Mexican residents will not be subject to income, withholding or other taxes under Mexican laws and regulations and are otherwise free and clear of any other tax, duty, withholding or deduction in Mexico and without the necessity of obtaining any governmental authorization in Mexico except as disclosed in the Restructuring Registration Statement.

(x)                                   Each of the Operative Documents will, at Closing, be in proper legal form under the laws of Mexico for the enforcement thereof in Mexico against the Issuers in accordance with its terms, and to ensure the legality, validity or enforceability of each of the Operative Documents in Mexico in accordance with its terms, it is not necessary that any of the Operative Documents be filed or recorded with any court or other authority in Mexico (except as provided in paragraphs (k) and (u) herein) or that any stamp tax be paid in Mexico on or in respect of any of the Operative Documents; provided, however, that if any legal proceedings are brought in the courts of Mexico, a Spanish translation of the Operative Documents that are not in Spanish and are required in such proceedings to be prepared by a court-approved translator would have to be approved by the court after the defendant had been given an opportunity to be heard with respect to the accuracy of the translation, and proceeds would thereafter be based upon the translated documents.

(y)                                 It is not necessary under the laws of Mexico that any of the holders of any Notes, the Purchasers or the Trustee be licensed, qualified or entitled to carry on business in Mexico, (i) to enable any of them to enforce their respective rights under the Operative Documents, or (ii) solely by reason of the execution, delivery or performance of the Operative Documents or the consummation of the transactions contemplated thereby.

(z)                                   Neither the Issuers, nor their Subsidiaries, nor any of their respective properties or assets, has any immunity from jurisdiction of any competent court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of judgment or otherwise) under the laws of Mexico.

(aa)                            On the date hereof, the Restructuring Registration Statement does not, and the Restructuring Registration Statement after giving effect to any amendment or supplement thereto, at the date thereof and at the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Any statistical and market-related data included in the Restructuring Registration Statement are based on or derived from sources that the Company and the Subsidiary Guarantors reasonably believe to be reliable and accurate.

(bb)                          The Indenture and the other Operative Documents conform, in all material respects, and the Securities will conform, in all material respects, to the descriptions thereof contained in the Restructuring Registration Statement.

(cc)                            Neither the Issuers, nor any of their respective affiliates (as the term is defined in Regulation D under the Securities Act (“Regulation D”)), nor any Person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.  Neither the Issuers nor any of their respective affiliates, nor any Person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.  None of the Issuers, any of their respective affiliates nor any Person acting on their behalf has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Issuers and their respective affiliates and any Person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S.

(dd)                          Based on and assuming the accuracy of the representations and warranties of the Purchasers in Section 3 hereof, it is not necessary, in connection with the offer,

sale and delivery of the Securities to the Purchasers under this Agreement or in connection with the offer, initial resale and delivery of the Securities by the Purchasers in the manner contemplated by this Agreement, to register the Securities under the Securities Act other than any registration or qualification that may be required in connection with the Registration Rights Agreement.

3.                                      Representations, Warranties and Agreements of Purchasers.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 4, Notes in a principal amount equal to the percentage specified opposite such Purchaser’s name in Schedule I (the “Purchaser’s Percentage”), multiplied by the Aggregate Principal Amount of the Notes to be purchased hereunder.  The Purchase Price payable by each Purchaser shall be its respective Purchaser’s Percentage of the aggregate Purchase Price.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance, non-performance or breach of any obligation by any other Purchaser hereunder.

On or before the Closing Date the original Purchasers named herein shall have the right to assign all or any part of their commitment to purchase the Notes hereunder to one or more other Supporting Noteholders (or their affiliates) (any such assignee, an “Additional Purchaser”), upon notice to the Company, provided that no such assignment shall relieve the original Purchasers of any part of their commitment to purchase the Notes hereunder in the event any Additional Purchaser fails to purchase the portion of the Notes hereunder assigned to it.  Upon any such assignment the Additional Purchaser shall deliver to the Company an executed counterpart of this Agreement specifying the Purchaser’s Percentage of such Additional Purchaser, and each such Additional Purchaser shall be deemed for all purposes to be a “Purchaser” hereunder, except for purposes of the Commitment Fee and for purposes of Section 7(m) hereof.

(a)  Each Purchaser represents that such Purchaser is an Eligible Offeree with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.  An “Eligible Offeree” shall mean a Person that is (i) an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, (ii) a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act or (iii) not a “U.S. Person” as defined in Regulation S under the Securities Act.

(b)  Each Purchaser represents that such Purchaser is purchasing the Securities for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or its control.  Each Purchaser understands that the Securities have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.

(c)  Each Purchaser also understands that the Issuers and, for purposes of the opinions to be delivered to it pursuant to Section 7 hereof, counsel to the Issuers and counsel to the Purchasers, will rely upon the accuracy and truth of the foregoing representations and such Purchaser hereby consents to such reliance.

4.                                      Delivery of the Securities and Payment Therefor.

The sale and purchase of the Securities by each Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, at 10:00 a.m., New York City time, at a closing (the “Closing”) to occur simultaneously with the closing of the Exchange Offer, or on such other Business Day as may be agreed upon by the Company and the Purchasers (the “Closing Date”).  If at the Closing, the Company shall fail to tender such Notes to any Purchaser as provided below in this Section 4, or any of the conditions specified in Section 7 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such non-fulfillment.

The Securities will be delivered to each of the Purchasers or the Trustee (as defined in the Indenture) as custodian for The Depository Trust Company (“DTC”) against payment by or on behalf of each of the Purchasers of the Purchaser’s Percentage of the Purchase Price therefor, by wire transfer in immediately available funds to an account to be designated prior to Closing, by causing DTC to credit the Securities to the account of each Purchaser at DTC.  The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”) and will be registered in the name of Cede & Co. as nominee of DTC.

5.                                      Agreements of the Issuers.

The Issuers, jointly and severally, agree with each Purchaser as follows:

(a)                                  The Company shall apply the proceeds from the sale of the Securities in accordance with the Use of Proceeds Schedule.

(b)                                 The Issuers shall use their best efforts to permit the Notes to be designated Portal MarketSM (“PORTAL”) securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in PORTAL and to permit the Notes to be eligible for clearance and settlement through DTC, unless one or more of the Purchasers and Additional Purchasers are not QIBs and the Notes cannot be designated PORTAL securities.  The Issuers shall qualify the Securities under the securities or Blue Sky laws of such United States jurisdictions as the Purchasers may reasonably request; provided, however, that the Issuers shall not be required in connection therewith to register or qualify as a foreign entity when it is not now so qualified or to take any action that would subject it to service of process in suits or taxation in any jurisdiction where it is not so subject.  The Issuers also shall use their best efforts to cause the Notes issued hereunder to be designated with the same CUSIP number as the Restricted Notes issued pursuant to the Voting Agreement as described in Section 23 hereof.

(c)                                  From and after the Closing Date, so long as any of the Securities are outstanding and are “restricted securities” within the meaning of the Rule 144(a)(3) under the Securities Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall furnish to holders of the Securities and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resale of the Securities.

(d)                                 Each of the Issuers agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Purchasers of the Securities.

(e)                                  Each of the Issuers, as applicable, will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Purchasers’ obligations hereunder to purchase the Notes, including, without limitation, obtaining all regulatory, governmental, administrative and other third party consents or approvals necessary to consummate the Transactions.

(f)                                    On the Closing Date, the Issuers shall deliver to the Purchasers secretary’s certificates reasonably satisfactory to the Purchasers and their counsel which will include the following documents with respect to each of the Issuers: (i) by-laws, (ii) resolutions and (iii) certificates of qualification to do business as a foreign corporation in such jurisdiction as the Purchasers and their counsel may reasonably request.

(g)                                 Upon the execution hereof, the Company shall pay to the original Purchasers named herein, in U.S. dollars, a fee equal to 1.00% of the Commitment Amount (the “Commitment Fee”).  Each such Purchaser will receive its Purchaser’s Percentage (as set forth on Schedule I as of the date of this Agreement) of the Commitment Fee.  The Commitment Fee will be non-refundable.

(h)                                 On the Closing Date, the Company shall pay to the Purchasers, in U.S. dollars, a fee equal to 2.00% of the Aggregate Principal Amount (the “Draw-Down Fee”).  Each Purchaser will receive its Purchaser’s Percentage of the Draw-Down Fee.

(i) On the Closing Date, the Company shall pay to Houlihan Lokey Howard & Zukin, the fees and expenses set forth in the Placement Agreement, dated as of July 29, 2004 (the “Placement Agreement”) between the Company and Houlihan Lokey Howard & Zukin.

6.                                      Expenses.

Whether or not the transactions contemplated hereby are consummated, the Issuers, jointly and severally, agree to pay all costs and expenses (including attorneys’ fees of Akin

Gump Strauss Hauer & Feld LLP, special United States counsel to the Purchasers, and, if reasonably required, local counsel) incurred by the Purchasers in connection with such transactions.

7.                                      Conditions to the Purchasers’ Obligations.

The respective obligations of each Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Issuers contained herein, to the performance by the Issuers, as applicable, of their respective obligations hereunder, and to fulfillment, to each Purchaser’s satisfaction prior to or on the Closing Date, of each of the following additional terms and conditions:

(a)                                  Milbank, Tweed, Hadley & McCloy, LLP shall have furnished to each Purchaser its written opinion, as special United States counsel to the Issuers, addressed to the Purchasers and dated the Closing Date, in a form reasonably satisfactory to the Purchasers and their counsel.

(b)                                 Haynes & Boone shall have furnished to each Purchaser its written opinion, as special Mexican counsel to the Issuers, addressed to the Purchasers and dated the Closing Date, in a form reasonably satisfactory to the Purchasers and their counsel.

(c)                                  The Exchange Offer shall have been consummated (and all of the conditions thereto shall have been satisfied or waived) in accordance with the terms of the Voting Agreement and the Restructuring Registration Statement as in effect on the date hereof.

(d)                                 The Issuers shall have furnished to each Purchaser a certificate, dated the Closing Date, of its Chairman of the Board, its President, a Vice President or its chief financial officer stating that the representations and warranties made by the Issuers in Section 2 hereof are true and correct as of the Closing Date and the Issuers have complied with all their agreements contained herein and have fulfilled all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

(e)                                  The Issuers shall have obtained all necessary Authorizations required in connection with the Transactions and any other transactions contemplated thereby.

(f)                                    There shall not have occurred or become known to the Purchasers any event, development or circumstance since December 31, 2003 that (i) has had or could reasonably be expected to cause a Material Adverse Effect, or (ii) has or could reasonably be expected to have a material adverse effect on the transferability of the Securities, in each case that was not disclosed in or contemplated by the Company’s filings and submissions with the Commission under the Exchange Act or the Securities Act as of the date hereof.

(g)                                 The Notes shall have been designated for trading on PORTAL, except in the event that one or more of the Purchasers and Additional Purchasers are not QIBs and the Notes cannot be designated PORTAL securities.

(h)                                 The Notes shall be designated with the same CUSIP number as the Restricted Notes issued pursuant to the Voting Agreement as described in Section 23 hereof.

(i)                                     The Issuers shall have executed the Indenture, the Notes, the Guarantees, the Registration Rights Agreement, the Security Documents and each of the other Operative Documents, in each case, in form and substance satisfactory to each of the Purchasers and each of the Purchasers shall have received original copies thereof, duly executed by the Issuers and each of the other parties thereto.

(j)                                     The Issuers shall have paid the fees and expenses described in Section 5(g), (h) and (i) and Section 6 and any amounts outstanding under invoices to the Company for fees and expenses incurred by Akin Gump Strauss Hauer & Feld LLP; Houlihan Lokey Howard & Zukin; and Franck, Galicia y Robles, S.C., with respect to which invoices have been delivered to the Issuers.

(k)                                  The Issuers shall not have failed on or prior to the Closing Date to perform or comply with any agreements herein contained or in any of the other Operative Documents that are required to be performed or complied with by the Issuers on or prior to the Closing Date.

(l)                                     All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents and the Restructuring, and all other legal matters relating to this Agreement, the other Operative Documents and the Restructuring and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Purchasers, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(m)                               None of the Purchasers (excluding, for purposes of this Section 7(m), any Additional Purchasers) shall have breached their obligation to purchase Notes as set forth herein.

(n)                                 The Issuers shall have appointed CT Corporation System (the “Process Agent”) as its agent for service of process and the Process Agent shall have accepted its appointment thereunder.  The Issuers will grant a Mexican notarized irrevocable power of attorney to the Process Agent for such purpose.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Purchasers.

8.                                      Effectiveness of Agreement and Termination.

This Agreement shall become effective upon the satisfaction of the conditions (except where compliance with such conditions has been waived by each of the Purchasers) set forth in Section 7.  This Agreement may be terminated at any time on or prior to the Closing Date by any of the original Purchasers named herein by written notice to the Company if any of the following has occurred:

(a)                                  any adverse change in United States or Mexican financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of such Purchasers, make it impractical or inadvisable to proceed with completion of the purchase of the Securities, whether in the primary market or in respect of dealings in the secondary market;

(b)                                 any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company in the over-the-counter market;

(c)                                  any banking moratorium is declared by United States Federal, New York or Mexican Federal authorities; or

(d)                                 any major disruption of settlements of securities or clearance services in the United States.

In addition to the foregoing, this Agreement shall be terminated, automatically and without notice or action of any kind, in the event any of the Issuers shall (i) fail to consummate the Exchange Offer on or before August 20, 2004, (ii) commence a Bankruptcy Proceeding (as defined in the Voting Agreement), (iii) become voluntarily subject to any case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law, including the Ley de Concursos Mercantiles, or (iv) become involuntarily subject to any such case or proceeding, and such case or proceeding remains unstayed and in effect for at least thirty (30) consecutive days.

9.                                      Confidentiality.

This Agreement and the terms and conditions contained herein shall not be disclosed by the Issuers to any Person without the prior written consent of each Purchaser, such consent not to be unreasonably withheld; provided, that (i) the Issuers may issue a press release in form and substance reasonably satisfactory to the Purchasers describing the terms of this Agreement and (ii) the Issuers may disclose the terms of this Agreement generally in its filings pursuant to the Exchange Act or the Securities Act without disclosing the aggregate principal amount of Notes to be purchased by each Purchaser unless otherwise required by law.

10.                               Indemnification.

(a)                                  The Issuers shall, jointly and severally, indemnify each Purchaser and each of its respective officers, directors, partners, members, managers, trustees, employees, shareholders, advisors and agents and each Person who controls any Purchaser within the meaning of the Securities Act or the Exchange Act (each, an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, to which the

Indemnitee may become subject arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any of the other Operative Documents, or the breach, performance or non-performance by the parties hereto of their respective obligations hereunder or thereunder, or (ii) any actual claim, litigation, investigation or proceeding relating to any of the foregoing; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (y) constitute a loss by a Purchaser in the value of its investment in the Issuers.  Promptly after receipt by an Indemnitee of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, such Indemnitee will notify the Company in writing of such complaint or of the commencement of such action or proceeding, but failure to so notify the Company will not relieve the Issuers from any liability which the Issuers may have hereunder or otherwise, except to the extent that such failure materially prejudices the Issuers’ rights.  If the Company so elects or is requested by such Indemnitee, the Company will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to such Indemnitee and the payment of the reasonable fees and disbursements of such counsel, and in such event such Indemnitee will cooperate in connection therewith as reasonably requested by the Company (subject to the reasonable expenses of such Indemnitee being reimbursed by the Issuers as provided above).  In the event, however, such Indemnitee reasonably determines, upon the advice of counsel, that having common counsel with the Company would present such counsel with a conflict of interest or if the Company fails to assume the defense of the action or proceeding in a timely manner, then such Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and the Issuers will pay the reasonable fees and disbursements of one such separate counsel for all of the Indemnitees with respect to such action or proceeding.  Subject to the foregoing sentence, in any action or proceeding the defense of which the Company assumes, any Indemnitee will have the right to participate in such litigation and to retain its own counsel at such Indemnitee’s own expense.

(b)                                 To the extent the indemnification provided for in this Section 10 is applicable in accordance with its terms but is legally unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other hand or (ii) if the allocation provided by clause 10(b)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(b)(i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other hand in connection with the actions or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations.  The relative fault of the Issuers on the one hand and the Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10(b) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities, expenses or judgments.  Notwithstanding the provisions of this Section 10, no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the aggregate principal amount of Notes purchased by it exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such action or omission or alleged action or omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Purchasers’ obligations to contribute pursuant to this Section 10(b) are several in proportion to the respective aggregate principal amount of Notes purchased by each of the Purchasers hereunder and not joint.

(c)                                  The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity; provided, however, that the sole and maximum liability hereunder of any Purchaser for its breach of its obligations hereunder shall be the Purchase Price for the Notes to be purchased by such Purchaser hereunder.

11.                               Survival.

The respective indemnities, contribution agreements, representations, warranties, confidentiality agreements, reimbursement obligations and other statements of the Issuers and the several Purchasers set forth in or made pursuant to this Agreement, including the provisions of Sections 6, 9, 10, 11, 17, 18, 19, 23 and 25, shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (a) any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the officers or directors of any Purchaser, any Person controlling any Purchaser, the Issuers, the officers or directors of the Issuers or any Person controlling the Issuers, (b) acceptance of the Securities and payment for them hereunder, and (c) expiration or termination of any provision hereunder or this Agreement (including any extensions).

12.                               Amendments and Modifications.

Except as otherwise expressly provided in this Agreement, this Agreement shall not be amended, modified or supplemented, except in writing signed by the Issuers and each Purchaser.

13.                               No Waiver.

Each of the signatories to this Agreement expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, nor does, in any manner waive, limit, impair or restrict the ability of any party to this Agreement to protect and preserve all of its rights, remedies and interests, including, without limitation, with respect to its ownership of claims against or equity securities of the Issuers or any of their subsidiaries.

14.                               Further Assurances.

Each of the signatories to this Agreement hereby further covenants and agrees to cooperate in good faith to execute and deliver all further documents and agreements and take all further action that may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

15.                               Complete Agreement.

This Agreement, together with the Voting Agreement, constitutes the complete agreement between the signatories to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof.  The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the signatories to this Agreement.

16.                               Notices.

All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, or (b) mailed by first class, registered or certified mail, postage prepaid, or (c) transmitted by overnight courier, or (d) transmitted by telecopy, and in each case, if to the Issuers, at the address set forth below:

Grupo TMM, S.A.

Avenida de Cuspide No. 4755

Colonia Parques de Pedregal, C.P.

Mexico, D.F 14010

Telephone:  011-5255-5629-8866

Fax:  011-5255-5666-8899

Attention:  Juan Fernandez

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, New York  10005-1413

Telephone:  (212) 530-5000

Fax:  (212) 530-5219

Attention:  Thomas C. Janson

if to a Purchaser, to the address set forth on the signature pages to this Agreement, with a copy to the Purchasers’ counsel:

Akin Gump Strauss Hauer & Feld LLP

590 Madison Avenue, 20th Floor

New York, New York 10022

Phone: (212) 872-1000

Fax: (212) 872-1002

Attn: Steven H. Scheinman

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt.

17.                               Governing Law.

THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

18.                               Submission to Jurisdiction; Waiver of Jury Trial.

Each of the parties to this Agreement hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and further irrevocably waive any other forum that may be afforded by law.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.                               Consent to Service of Process.

Each of the signatories to this Agreement irrevocably consents to service of process by mail at the address listed in Section 16.  Each of the signatories to this Agreement agrees that its submission to jurisdiction and consent to service of process by mail is made for the express benefit of each of the other signatories to this Agreement.

20.                               Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

21.                               Successors and Assigns.

This Agreement is intended to bind and inure to the benefit of the signatories to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives.  The agreements, representations and obligations of the Purchasers under this Agreement are, in all respects, several and not joint.  Except as expressly stated in this Agreement, neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written consent of the Company, in the case of the Purchasers, and of the Purchasers, in the case of the Company.

22.                               Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.  Any Purchaser may become a party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement.

23.                               Third-Party Beneficiaries.

(a)                                  Unless expressly stated in this Agreement, this Agreement shall be solely for the benefit of the signatories to this Agreement, and their respective successors, assigns and transferees, and no other Person shall be a third-party beneficiary hereof.

(b)                                 The Company acknowledges that the Exchange Securities to be issued by the Company to the Supporting Noteholders pursuant to the Voting Agreement and the Exchange Offer (“Restricted Securities”) will not be issued in a transaction covered by the Restructuring Registration Statement.  The Company agrees that any Person who acquires the Restricted Securities shall be entitled to rely on, and shall be a beneficiary of, the representation set forth in Section 2(aa) and Section 2(bb) hereof.

24.                               Severability.

If one or more provisions of this Agreement are held to be unenforceable under the applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

25.                               Make-Whole Payment.

The Company shall pay the Purchasers, in U.S. dollars, an amount (the “Make-Whole Payment”) equal to the aggregate Purchase Price less the Make-Whole Price, provided however, that the Make-Whole Price is less than the aggregate Purchase Price of the Notes being purchased hereunder.  The “Make-Whole Price” shall be the greater of (x) the aggregate Purchase Price of the Notes being purchased hereunder minus 10.00% of the Aggregate Principal Amount of the Notes being purchased hereunder and (y) the aggregate value of the Notes based on the average trading price of the Notes for the first five trading days following the effective date of the Resale Registration Statement in which the trading volume is in excess of $1 million (the “Reference Period”).  The trading prices of the Notes for each day of the Reference Period shall be as reported by FT Interactive Data IDC database (provided that if FT Interactive Data IDC shall not report such prices, the trading price shall be the average of the prices reported by three independent market makers of the Notes as reasonably agreed by the Company and the Purchasers).  The Make-Whole Payment will be paid within five days after the end of the Reference Period and shall be paid to the Purchasers that purchase the Notes hereunder on the Closing Date, whether or not such Purchasers then hold the Notes or any portion thereof.  Each Purchaser will receive its Purchaser’s Percentage of the Make-Whole Payment.  To secure the Company’s obligation to pay the Make-Whole Payment, the portion of the Drawn-Down Amount allocated to the Make-Whole Payment on the Use of Proceeds Schedule shall be deposited in escrow and, within five days after the end of the Reference Period, such amount shall be released from escrow and (i) paid to the Purchasers, to the extent of the Make-Whole Payment, and (ii) paid to the Company, to the extent of any remainder after the payment of the Make-Whole Payment.  On the Closing Date, the Company will enter into an escrow agreement for the benefit of the Purchasers on terms reasonably satisfactory to the Purchasers with an escrow agent reasonably approved by the Purchasers.

[signature pages to follow]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Purchasers.

Very truly yours,

GRUPO TMM, S.A.,
as Issuer

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TMM HOLDINGS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

OPERADORA DE APOYO LOGÍSTICO, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

COMPAÑÍA ARRENDADORA TMM, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TRANSPORTES MARÍTIMOS MÉXICO, S.A.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

DIVISIÓN DE NEGOCIOS ESPECIALIZADOS, S.A., DE C.V.
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

INMOBILIARIA TMM, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

LACTO COMERCIAL ORGANIZADA, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

LÍNEA MEXICANA TMM, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

NAVIERA DEL PACIFICO, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

OPERADORA MARÍTIMA TMM, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

OPERADORA PORTUARIA DE TUXPAN, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

PERSONAL MARÍTIMO, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

SERVICIOS ADMINISTRATIVOS DE TRANSPORTACIÓN, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

SERVICIOS DE LOGÍSTICA DE MÉXICO, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

SERVICIOS EN OPERACIONES LOGÍSTICAS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

SERVICIOS EN PUERTOS Y TERMINALES, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TERMINAL MARÍTIMA DE TUXPAN, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TMG OVERSEAS, S.A.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TMM AGENCIAS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TMM LOGISTICS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TRANSPORTACIÓN PORTUARIA TERRESTRE, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

PURCHASER:

By:
Name:
Title:

Address:

Tel:
Fax:

SCHEDULE I

Purchasers	Purchaser’s Percentage of Aggregate Principal Amount of Notes to be Purchased

Total	100%

I-1

SCHEDULE II

Security Agreements

Irrevocable Administration and Guaranty Trust Agreement relating to capital stock of TMM Multimodal, S.A. de C.V.

Irrevocable Administration and Guaranty Trust Agreement relating to the capital stock of Subsidiaries of the Company and of the Subsidiary Guarantors and other assets

Mexican Pledge Agreement Without Transfer of Possession

U.S. Pledge and General Security Agreement

Servia Subordination Letter

Any other security agreements to be delivered pursuant to the Indenture

II-1

EXHIBIT A

[Intentionally Omitted]

A-1

EXHIBIT B

Company Fees and Expenses

B-1

EXHIBIT C

WEIGHTED EXCHANGE RATE

C-1

EXHIBIT D

Form of Registration Rights Agreement

D-1